                           AMERICAN PERFORMANCE FUNDS
                        Supplement dated August 12, 2002

                                     to the
                 Money Market, Bond, and Equity Funds Prospectus
                              Dated January 1, 2002

         The following changes in portfolio management are effective immediately:

EQUITY FUND: The co-portfolio managers of the Fund are Michael C. Schloss and Grafton M. Potter.

BALANCED FUND: The portfolio manager of the Fund is Grafton M. Potter.


PORTFOLIO MANAGER INFORMATION:

Since 2000, Mr. Schloss has been an equity fund manager for Bank of Oklahoma, N.A. Prior to joining Bank of Oklahoma, N.A., Mr. Schloss was an investor relations analyst for The Williams Companies. He began his career as a financial consultant with Merrill Lynch in 1992. He also worked as an equity analyst for PRP Performa AG in Vaduz, Liechtenstein in 1998.

For information on Mr. Potter, please refer to the biographical information that appears on p. 67 of the prospectus under the heading Investment Management.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.